                                                                     EXHIBIT 1.1


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended February 1, 2001

Available Amount to Note Holders:                                                                 3,769,425.61

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                            -
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                           -
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances                                                     487,985.96
             (b) Servicer Fees from current and prior Collection Period                              21,973.53
             (c) Servicing Charges inadvertantly deposited in Collection Account                             -
(iv)         Current and unpaid Back-up Servicing Fees                                                  878.94
(v)          Premium Amount due on Payment Date and unpaid Premium Amounts                            5,423.38
             Adjustment to prior month premium amount                                                        -
(vi)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                291.67
(vii)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   -
(viii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                         -
             Adjustment to prior month Class A-1 Note Interest                                               -
             Class A-2 Note Interest                                                                         -
             Class A-3 Note Interest                                                                 43,646.10
             Class A-4 Note Interest                                                                202,342.75
(ix)         Class B-1 Note Interest                                                                  5,798.13
(x)          Letter of Credit Bank Fee and unpaid amounts                                               463.18
(xi)         Class B-2 Note Interest                                                                  5,431.80
(xii)        Class A-1 throught A-4 Principal Distribution Amount:
             Class A-1 Principal Distribution Amount                                                         -
             Class A-2 Principal Distribution Amount                                                         -
             Class A-3 Principal Distribution Amount                                              2,742,389.66
             Class A-4 Principal Distribution Amount                                                         -
(xiii)       Note Insuer Reimbursement Amount                                                                -
(xiv)        Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal           59,617.17
(xv)         Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal           59,617.17
(xvi)        Letter of Credit Reimbursement Amount                                                           -
(xvii)       Class B-3 Note Interest                                                                  5,894.97
(xviii)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal           59,617.17
(xix)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   -
(xx)         Letter of Credit Additional Reimbursement Amount                                                -
(xxi)        Other Amounts Due Servicer under Servicing Agreement                                            -
(xxii)       Remaining Amount to Residual Holder                                                             -
             Additional Principal Distribution Amount to Noteholders
             Class A-1 additional Principal Distribution Amount                                              -
             Class A-2 additional Principal Distribution Amount                                              -
             Class A-3 additional Principal Distribution Amount                                      63,887.47
             Class A-4 additional Principal Distribution Amount                                              -
             Class B-1 additional Principal Distribution Amount                                       1,388.86
             Class B-2 additional Principal Distribution Amount                                       1,388.86
             Class B-3 additional Principal Distribution Amount                                       1,388.86

             Reviewed By:



             ---------------------------------------------------------
             Sandy B. Ho
             Executive Vice President & CFO

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended February 1, 2001

                   Initial        Beginning          Base         Additional       Total           Ending          Ending
                  Principal       Principal        Principal       Principal      Principal       Principal      Certificate
   Class           Balance         Balance       Distribution    Distribution   Distribution       Balance          Factor
------------  ---------------   -------------    -------------   ------------   ------------    -------------    -----------
Class A-1       32,998,000.00               -                -             -               -                -    0.0000000
Class A-2       85,479,000.00               -                -             -               -                -    0.0000000
Class A-3       51,527,000.00    8,248,081.88     2,742,389.66     63,887.47    2,806,277.13     5,441,804.75    0.1056107
Class A-4       38,238,000.00   38,238,000.00                -             -               -    38,238,000.00    1.0000000
               --------------   -------------     ------------     ---------    ------------    -------------    ---------
Total Class A  208,242,000.00   46,486,081.88     2,742,389.66     63,887.47    2,806,277.13    43,679,804.75    0.2097550
Class B-1        4,527,000.00    1,010,567.00        59,617.17      1,388.86       61,006.02       949,560.98    0.2097550
Class B-2        4,527,000.00    1,010,567.00        59,617.17      1,388.86       61,006.02       949,560.98    0.2097550
Class B-3        4,527,000.00    1,010,567.00        59,617.17      1,388.86       61,006.02       949,560.98    0.2097550
               --------------   -------------     ------------     ---------    ------------    -------------    ---------
Total          221,823,000.00   49,517,782.88     2,921,241.15    68,054.05     2,989,295.20    46,528,487.68

                                                             ADCPB at end of Collection Period  49,755,619.61
                                                                                                -------------
                                                       Excess of ending ADCPB over note balance  3,227,131.93
                                                                                          Floor  4,527,025.86
                                                                                                -------------
                                                                                     Difference (1,299,893.93)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2001

Available Funds
     Collection Account balance, as of January 31, 2001                                                 2,129,312.21
     Transfer payments due Collection Account from other Bankers Trust Accounts                                    -
     Investment earnings on amounts in Collection Account                                                   8,081.75
     Payments due Collection Account from last 3 business days of Collection Period                       392,853.48
     Additional contribution for terminated trade-ups and rebooked leases                                          -
     Servicer Advance on current Determination Date                                                     1,239,178.17
                                                                                                 -------------------
     Available Funds on Payment Date                                                                    3,769,425.61

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                               -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,769,425.61

Indemnity Payments paid inadvertantly deposited in Collection Account                                              -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,769,425.61

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                                   487,985.96
     Unreimbursed Servicer Advances paid                                                                  487,985.96
                                                                                                 -------------------
     Unreimbursed Servicer Advances remaining unpaid                                                               -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,281,439.65

Servicer Fees
     Servicer Fees due                                                                                     21,973.53
     Servicer Fees paid                                                                                    21,973.53
                                                                                                 -------------------
     Servicer Fees remaining unpaid                                                                                -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,259,466.12

Servicer Charges inadvertantly deposited in Collection Account                                                     -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,259,466.12

Back-up Servicer Fees
     Back-up Servicer Fees due                                                                                878.94
     Back-up Servicer Fees paid                                                                               878.94
                                                                                                 -------------------
     Back-up Servicer Fees remaining unpaid                                                                        -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,258,587.18

Premium Amount
     Premium Amount due                                                                                     5,423.38
     Premium Amount paid                                                                                    5,423.38
                                                                                                 -------------------
     Premium Amount remaining unpaid                                                                               -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,253,163.80

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                                291.67
     Indenture Trustee Fee paid                                                                               291.67
                                                                                                 -------------------
     Indenture Trustee Fee remaining unpaid                                                                        -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,252,872.13

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                          -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                    75,000.00
                                                                                                 -------------------
     Total Indenture Trustee Expenses paid                                                                         -
                                                                                                 -------------------
     Indenture Trustee Expenses unpaid                                                                             -
Remaining Available Funds                                                                               3,252,872.13

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2001

Class A-1 through A-4 Note Interest on a pari passu basis:
     Class A-1 Note Interest                                                                                       -
     Class A-2 Note Interest                                                                                       -
     Class A-3 Note Interest                                                                               43,646.10
     Class A-4 Note Interest                                                                              202,342.75
                                                                                                 -------------------
     Total Class A Interest due                                                                           245,988.85
                                                                                                 -------------------
Remaining Available Funds                                                                               3,006,883.28

Class B-1 Note Interest
     Class B-1 Note Interest due                                                                            5,798.13
     Class B-1 Note Interest paid                                                                           5,798.13
                                                                                                 -------------------
     Class B-1 Note Interest remaining unpaid                                                                      -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,001,085.15

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                                            463.18
     Letter of Credit Bank Fee paid                                                                           463.18
                                                                                                 -------------------
     Letter of Credit Bank Fee remainig unpaid                                                                     -
                                                                                                 -------------------
Remaining Available Funds                                                                               3,000,621.98

Class B-2 Note Interest
     Class B-2 Note Interest due                                                                            5,431.80
     Class B-2 Note Interest paid                                                                           5,431.80
                                                                                                 -------------------
     Class B-2 Note Interest remaining unpaid                                                                      -
                                                                                                 -------------------
Remaining Available Funds                                                                               2,995,190.18

Class A Base Principal Distribution
     Class A Base Principal Distribution Amount due                                                     2,742,389.66
     Class A Note Principal Balance as of preceding Payment Date                                       46,486,081.88
                                                                                                 -------------------
     Class A Base Principal Distribution Amount paid                                                    2,742,389.66
                                                                                                 -------------------
     Class A Base Principal Distribution Amount remaining unpaid                                                   -

     Class A-1 Note Principal Balance as of preceding Payment Date                                                 -
     Class A-1 Base Principal Distribution Amount paid                                                             -
                                                                                                 -------------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                           -

     Remaining Class A Base Principal Distribution Amount                                               2,742,389.66
                                                                                                 -------------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                                 -
     Class A-2 Base Principal Distribution Amount paid                                                             -
                                                                                                 -------------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                           -

     Remaining Class A Base Principal Distribution Amount                                               2,742,389.66
                                                                                                 -------------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                      8,248,081.88
     Class A-3 Base Principal Distribution Amount paid                                                  2,742,389.66
                                                                                                 -------------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                5,505,692.22

     Remaining Class A Base Principal Distribution Amount                                                          -
                                                                                                 -------------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                     38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                                             -
                                                                                                 -------------------
     Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

Remaining Available Funds                                                                                 252,800.52

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2001

Note Insurer Reimbursement Amount
     Note Insuer Reimbursement Amount due                                                                          -
     Note Insuer Reimbursement Amount paid                                                                         -
                                                                                                 -------------------
     Note Insuer Reimbursement Amount remaining unpaid                                                             -
Remaining Available Funds                                                                                 252,800.52

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date                                      1,010,567.00
     Class B-1 Base Principal Distribution due                                                             59,617.17
     Class B-1 Base Principal Distribution paid                                                            59,617.17
                                                                                                 -------------------
     Class B-1 Base Principal Distribution remaining unpaid                                                        -
     Class B-1 Note Principal Balance after distribution on Payment Date                                  950,949.83
Remaining Available Funds                                                                                 193,183.36

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                                      1,010,567.00
     Class B-2 Base Principal Distribution due                                                             59,617.17
     Class B-2 Base Principal Distribution paid                                                            59,617.17
                                                                                                 -------------------
     Class B-2 Base Principal Distribution remaining unpaid                                                        -
     Class B-2 Note Principal Balance after distribution on Payment Date                                  950,949.83
Remaining Available Funds                                                                                 133,566.19

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                                                     -
     Letter of Credit Reimbursement Amount paid                                                                    -
                                                                                                 -------------------
     Letter of Credit Reimbursement Amount remaining unpaid                                                        -
Remaining Available Funds                                                                                 133,566.19

Class B-3 Note Interest
     Class B-3 Note Interest due                                                                            5,894.97
     Class B-3 Note Interest paid                                                                           5,894.97
                                                                                                 -------------------
     Class B-3 Note Interest remaining unpaid                                                                      -
                                                                                                 -------------------
Remaining Available Funds                                                                                 127,671.22

Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date                                      1,010,567.00
     Class B-3 Base Principal Distribution due                                                             59,617.17
     Class B-3 Base Principal Distribution paid                                                            59,617.17
                                                                                                 -------------------
     Class B-3 Base Principal Distribution remaining unpaid                                                        -
     Class B-3 Note Principal Balance after distribution on Payment Date                                  950,949.83
Remaining Available Funds                                                                                  68,054.05

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                                   -
     Remaining Indenture Trustee Expenses paid                                                                     -
                                                                                                 -------------------
     Remaining Indenture Trustee Expenses unpaid                                                                   -
Remaining Available Funds                                                                                  68,054.05

Additional Letter of Credit Reimbursement Amount
     Additional Letter of Credit Reimbursement Amount due                                                          -
     Additional Letter of Credit Reimbursement Amount paid                                                         -
                                                                                                 -------------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                             -
Remaining Available Funds                                                                                  68,054.05

Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                                                      -


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2001

     Other Amounts Due Servicer under Servicing Agreement paid                                                     -
                                                                                                 -------------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                         -
Remaining Available Funds                                                                                  68,054.05

Difference between excess of ADCPB over Ending Note Balances and Floor                                  1,367,947.98

Amount Payable to Residual Holder                                                                                  -
Remaining Available Funds to Note Holders                                                                  68,054.05

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             68,054.05
     Adjusted Principal Distribution Sharing Ratio                                                            93.878%
                                                                                                 -------------------
     Additional Principal Distribution to Class A                                                          63,887.47

     Class A Note Principal Balance after payment above                                                43,743,692.22
                                                                                                 -------------------
     Class A additional Principal Distribution Amount paid                                                 63,887.47
                                                                                                 -------------------
     Excess cash after payment of additional Class A Principal Distribution                                        -

     Class A-1 Note Principal Balance after payment above                                                          -
     Class A-1 additional Principal Distribution Amount paid                                                       -
                                                                                                 -------------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                           -
                                                                                                 -------------------

     Remaining Class A additional Principal Distribution Amount                                            63,887.47
                                                                                                 -------------------

     Class A-2 Note Principal Balance after payment above                                                          -
     Class A-2 additional Principal Distribution Amount paid                                                       -
                                                                                                 -------------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                           -

     Remaining Class A additional Principal Distribution Amount                                            63,887.47
                                                                                                 -------------------

     Class A-3 Note Principal Balance after payment above                                               5,505,692.22
     Class A-3 additional Principal Distribution Amount paid                                               63,887.47
                                                                                                 -------------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                5,441,804.75

     Remaining Class A additional Principal Distribution Amount                                                    -
                                                                                                 -------------------

     Class A-4 Note Principal Balance after payment above                                              38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                                       -
                                                                                                 -------------------
     Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

Class B-1 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             68,054.05
     Adjusted Principal Distribution Sharing Ratio                                                             2.041%
                                                                                                 -------------------
     Additional Principal Distribution to Class B-1                                                         1,388.86

     Class B-1 Note Principal Balance after payment above                                                 950,949.83
     Class B-1 additional Principal Distribution paid                                                       1,388.86
                                                                                                 -------------------
     Class B-1 Note Principal Balance after distribution on Payment Date                                  949,560.98

Class B-2 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             68,054.05
     Adjusted Principal Distribution Sharing Ratio                                                             2.041%
                                                                                                 -------------------
     Additional Principal Distribution to Class B-2                                                         1,388.86

     Class B-2 Note Principal Balance after payment above                                                 950,949.83
     Class B-2 additional Principal Distribution paid                                                       1,388.86
                                                                                                 -------------------

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2001

     Class B-2 Note Principal Balance after distribution on Payment Date                                  949,560.98

Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             68,054.05
     Adjusted Principal Distribution Sharing Ratio                                                             2.041%
                                                                                                 -------------------
     Additional Principal Distribution to Class B-3                                                         1,388.86

     Class B-3 Note Principal Balance after payment above                                                 950,949.83
     Class B-3 additional Principal Distribution paid                                                       1,388.86
                                                                                                 -------------------
     Class B-3 Note Principal Balance after distribution on Payment Date                                  949,560.98

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended February 1, 2001


Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                                        52,736,477.93
      ADCPB, end of Collection Period                                                              49,755,619.61
                                                                                             -------------------
      Base Principal Amount                                                                         2,980,858.32

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period                               1,564,517.72
      Servicing Advances collected during the current Collection Period                             1,076,531.76
                                                                                             -------------------
      Unreimbursed Servicing Advances as of current Determination Date                                487,985.96

Calculation of Interest Due
                       Beginning                               Current                                   Total
                       Principal              Interest         Interest            Overdue             Interest
        Class           Balance                 Rate             Due               Interest               Due
      ---------       -------------            -------        ----------           --------           ----------
      Class A-1                   -            5.7325%                 -                 -                     -
      Class A-2                   -            6.3500%                 -                 -                     -
      Class A-3        8,248,081.88            6.3500%         43,646.10                 -             43,646.10
      Class A-4       38,238,000.00            6.3500%        202,342.75                 -            202,342.75
      Class B-1        1,010,567.00            6.8850%          5,798.13                 -              5,798.13
      Class B-2        1,010,567.00            6.4500%          5,431.80                 -              5,431.80
      Class B-3        1,010,567.00            7.0000%          5,894.97                 -              5,894.97
                      -------------                           ----------           --------           ----------
                      49,517,782.88            6.3762%        263,113.75                 -            263,113.75

Calculation of Principal Due
                          Base                Base                              Total
                        Principal          Principal            Overdue        Principal
        Class          Amount Pct.           Amount            Principal          Due
      ---------        -----------        ------------         ---------      ------------
      Class A                 92.0%       2,742,389.66                 -      2,742,389.66
      Class B-1                2.0%          59,617.17                 -         59,617.17
      Class B-2                2.0%          59,617.17                 -         59,617.17
      Class B-3                2.0%          59,617.17                 -         59,617.17
                                          ------------         ----------     ------------
                                          2,921,241.15                 -      2,921,241.15

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                                                       52,736,477.93
      Servicer Fee Rate                                                                                   0.500%
      One-twelfth                                                                                           1/12
                                                                                             -------------------
      Servicer Fee due current period                                                                  21,973.53
      Prior Servicer Fee arrearage                                                                             -
                                                                                             -------------------
      Servicer Fee due                                                                                 21,973.53

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                                                       52,736,477.93
      Back-up Servicer Fee Rate                                                                            0.020%
      One-twelfth                                                                                           1/12
                                                                                             -------------------
      Back-up Servicer Fee due Current Period                                                             878.94
      less overpayment from prior period                                                                       -
      Prior Back-up Servicer Fee Arrearage                                                                     -
                                                                                             -------------------
      Back-up Servicer Fee due                                                                            878.94

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended February 1, 2001


Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period                   46,486,081.88
      Premium Rate                                                                                        0.140%
      One-twelfth                                                                                           1/12
                                                                                             -------------------
      Premium Amount due Current Period                                                                 5,423.38
      Prior Premium Amount arrearage                                                                           -
                                                                                             -------------------
      Total Premium Amount due                                                                          5,423.38

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                            291.67
      Prior Indenture Trustee Fee arrearage                                                                    -
                                                                                             -------------------
      Total Indenture Trustee Fee due                                                                     291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)               1,010,567.00
      Letter of Credit Bank Fee Rate                                                                        0.55%
      One-twelfth                                                                                           1/12
                                                                                             -------------------
      Letter of Credit Bank Fee due Current Period                                                        463.18
      Letter of Credit Bank Fee arrearage                                                                      -
                                                                                             -------------------
      Total Letter of Credit Bank Fee arrearage due                                                       463.18

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                                 -
      Prior Letter of Credit Reimbursement Amount arrearage                                                    -
                                                                                             -------------------
      Total Letter of Credit Reimbursement Amount due                                                          -

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                           -
      Prior Indenture Trustee Expenses arrearage                                                               -
                                                                                             -------------------
      Total Indenture Trustee Expenses due                                                                     -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                      -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                          -
                                                                                             -------------------
      Total Additional Letter of Credit Reimbursement Amount due                                               -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                                    -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                   -
                                                                                             -------------------
      Total Other Amounts Due Servicer under Servicing Agreement                                               -

Floor Calculation
      Initial ADCPB                                                                               226,351,292.85
      Floor percent                                                                                         2.00%
                                                                                             -------------------
      Floor                                                                                         4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                                   49,755,619.61

      Aggregate Note Balances prior to any payment on current Payment Date                         49,517,782.88
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                       2,742,389.66

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended February 1, 2001


      Class B-1                                                                                        59,617.17
      Class B-2                                                                                        59,617.17
      Class B-3                                                                                        59,617.17
                                                                                             -------------------
      Total Base Principal Amount distributions on current payment date                             2,921,241.15
                                                                                             -------------------
      Aggregate Note Balance after payment of Base Principal Amount                                46,596,541.73
                                                                                             -------------------
      Excess of ADCPB over Ending Note Balances                                                     3,159,077.88

      Difference between excess and floor                                                           1,367,947.98

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended February 1, 2001


Restricting Event Determination:
                                                                      Yes/No
                                                                      ------
     A) Event of Servicer Termination (Yes/No)                           No
     B) Note Insuer has Made a Payment (Yes/No)                          No
     C) Gross Charge Off Event has Occurred (Yes/No)                     No
     D) Delinquency Trigger Event has Occurred (Yes/No)                  No

Events of Default: Section 8.01 of Indenture
                                                                      Yes/No
                                                                      ------

     A) Failure to distribute to the Noteholders all or part of any      No
        payment of Interest requried to be made under the terms of such Notes or the Indenture when due; and,

     B) Failure to distribute to the Noteholders (x) on any Payment      No
        Date, an amount equal to the principal due on the Outstanding
        Notes as of such Payment Date to the extent that sufficient Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
        Class B-1 Maturity Date, the Class B-2 Maturity Date, or the
        Class B-3 Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
        Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes,
        Class B-2 Notes, or Class B-3 Notes, as the case may be.

Events of Servicer Termination: Section 6.01 of Servicing Agreement

     Section                      Event                               Yes/No
     --------     ---------------------------------------------       ------
     6.01(i)      Failue to make payment requried                        No
     6.01(ii)     Failue to submit Monthly Statement                     No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement    No
     6.01(iv)     Servicer consents to appointment of custodian,
                  receiver, etc.                                         No
     6.01(v)      Servicer files a volunatry petition for bankruptcy     No
     6.01(vi)     Order of judgement in excess of $500,000               No
     6.01(vii)    Petition under bankruptcy laws against Servicer
                  is not stayed, withdrawn or dimissed within 60 days    No
     6.01(viii)   Assignment by Servicer to a delegate its rights
                  under Servicing Agreement                              No
     6.01(ix)     Servicer Trigger Event as contained in the
                  Insurance Agreement has occurred.                      No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended February 1, 2001


Gross Charge Event Calculation:
                                                                                                          Result
                                                                                                      --------------
     Gross Charge Off Ratio Current Period                                                                    -0.37%
     Gross Charge Off Ratio Prior Period                                                                      -0.71%
     Gross Charge Off Ratio Second Prior Period                                                               -0.27%
                                                                                                              ------
     Average of Gross Charge Off Ratio for Three Periods                                                      -0.45%
     Maximum Allowed                                                                                           2.50%

     Gross Charge Off Ratio:
                               ADCPB of                                                     Gross Charge Off Ratio
                            All Defaulted         Less                                            Charge Offs/
                              Contracts        Recoveries    Charge Offs        ADCPB                ADCPB
                            -------------      ----------    -----------    -------------   ----------------------
     Current Period            153,598.89      169,062.14    -15,463.25     49,755,619.61           -0.37%
     Prior Period                    0.00       31,124.56    -31,124.56     52,736,477.93           -0.71%
     Second Prior Period             0.00       12,318.49    -12,318.49     55,573,856.54           -0.27%


Delinquency Event Calculation:
                                                                                                          Results
                                                                                                      --------------
     Delinquency Trigger Ratio Current Period                                                                  3.88%
     Delinquency Trigger Ratio Prior Period                                                                    3.34%
     Delinquency Trigger Ratio Second Prior Period                                                             3.20%
                                                                                                               -----
     Average of Delinquency Trigger Ratios                                                                     3.47%
     Maximum Allowed                                                                                           7.50%

     Delinquency Trigger Ratio:
                                       A                   B                    A/B
                              ------------------    ---------------     -------------------
                                   ADCPB of             ADCPB of
                              Contract > 30 Days     All Contracts      Delinquency Trigger
                                   Past Due         As of Month-End           Ratio:
                              ------------------    ---------------     -------------------
     Current Period               1,957,040.03        50,451,086.74                 3.88%
     Prior Period                 1,759,927.68        52,736,477.93                 3.34%
     Second Prior Period          1,807,864.11        56,488,525.33                 3.20%

                                   ADCPB            Delinquency Ratio
                              -----------------     -----------------
     Current                        48,494,047               96.12%
     31-60 Days Past Due             1,008,770                2.00%
     61-90 Days Past Due               364,880                0.72%
     91+ Days Past Due                 583,390                1.16%
                                    ----------              ------
     TOTAL                          50,451,087              100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                         226,351,292.85
     Maximum Substitution (10% of Initial)                                                             22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                           3,197,626.96
     Current month ADCPB Substituted                                                                               -
                                                                                                  ------------------
     Cumulative ADCPB Substituted                                                                       3,197,626.96


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